                                  Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sterling Financial Corporation (the "Company") for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Bradley Scovill, Senior Executive Vice President, Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 3, 2005                    By: /s/ J. Bradley Scovill
                                          --------------------------------------
                                          J. Bradley Scovill
                                          Senior Executive Vice President,
                                          Chief Financial Officer and Treasurer